ACCESS NATIONAL BANK
The Difference is Access.

Middleburg Bank
*Neighbors You Can Bank On.*™

# *Creating Virginia's Premier Bank*

**Investor Presentation**
**October 24, 2016**

# FORWARD LOOKING STATEMENTS

ANCX NASDAQ LISTED

The information presented herein contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Access National Corporation's ("Access") and Middleburg Financial Corporation's ("Middleburg") expectations or predictions of future financial or business performance or conditions. Forward-looking statements may be identified by words such as "may," "could," "will," "expect," "believe," "anticipate," "forecast," "intend," "plan," "prospects," "estimate," "potential," or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements in this communication may include, but are not limited to, statements about project impacts of and financial results generated by the transaction. Forward-looking statements speak only as of the date they are made and Access and Middleburg assume no duty to update forward-looking statements.

In addition to factors previously disclosed in Access's and Middleburg's reports filed with the Securities and Exchange Commission and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from the results expressed in or implied by forward-looking statements and historical performance: ability to obtain regulatory approvals and meet other closing conditions to the transaction; delays in closing the transaction; changes in asset quality and credit risk; changes in interest rates and capital markets; the introduction, timing and success of business initiatives; competitive conditions; and the inability to recognize cost savings or revenues or to implement integration plans associated with the transaction. Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, may not reflect actual results and may not be relied upon.

# ADDITIONAL INFORMATION

**Additional Information About the Proposed Transaction and Where to Find It**

Investors are urged to review carefully and consider all public filings by Access and Middleburg with the Securities and Exchange Commission (the "SEC"), including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Quarterly Reports on Form 10-Q, and their Current Reports on Form 8-K. The documents filed with the SEC may be obtained free of charge at the SEC's website at www.sec.gov. The documents filed by Access with the SEC may also be obtained free of charge at Access's website at www.accessnationalbank.com or by requesting them in writing to Access National Corporation, 1800 Robert Fulton Drive, Suite 300, Reston, VA 20191, Attention: Investor Relations. The documents filed by Middleburg with the SEC may also be obtained free of charge at Middleburg's website at www.middleburgbank.com or by requesting them in writing to Middleburg Financial Corporation, 111 West Washington Street, Middleburg, Virginia 20117, Attention: Investor Relations.

In connection with the proposed transaction, Access intends to file a registration statement on Form S-4 with the SEC which will include a joint proxy statement of Access and Middleburg and a prospectus of Access. A definitive joint proxy statement/prospectus will be sent to the shareholders of each company seeking the required shareholder approvals. Before making any voting or investment decision, investors and security holders of Access and Middleburg are urged to read carefully the entire registration statement and joint proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed transaction. Free copies of these documents may be obtained as described above.

Access, Middleburg and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from Access and Middleburg shareholders in connection with the proposed transaction. Information about the directors and officers of Access and their ownership of Access common stock is set forth in the definitive proxy statement for Access's 2016 annual meeting of shareholders, as previously filed with the SEC on April 18, 2016. Information about the directors and officers of Middleburg and their ownership of Middleburg common stock is set forth in the definitive proxy statement for Middleburg's 2016 annual meeting of shareholders, as previously filed with the SEC on April 12, 2016. Investors may obtain additional information regarding the interests of such participants by reading the registration statement and the joint proxy statement/prospectus when they become available. Free copies of these documents may be obtained as described above.

# Transaction Rationale

ANCX NASDAQ LISTED

**Transaction Rationale**

- Creates Virginia's premier bank
  - $2.7 billion in assets
  - $1.8 billion in gross loans HFI
  - $2.2 billion in deposits
  - $354 million total equity
  - $506 million market capitalization
  - $2.5 billion AUMA
  - Fee income >35% of operating revenue
- Ranked 5th in deposit market share among Virginia-based banks under $10 billion in assets
- Creates a balanced and well-diversified business model
- Positions trust and wealth management businesses for meaningful growth
- Attractive deposit composition – individual and pro forma
- Complementary and desirable pro forma loan mix
- Pro forma market capitalization broadens investor base and share liquidity

**Attractive Financial Returns**

- Accretive to EPS: greater than 7.5% in 2017 and greater than 10.0% in 2018
- IRR greater than 18%
- Manageable tangible book value dilution with a payback period less than 1 quarter
- Pro forma capital ratios remain above "well-capitalized" guidelines

Note: Pro forma figures exclude purchase accounting adjustments. Pro forma equity and market capitalization based on 20-day average ANCX closing price of $24.42 as of 10/21/2016

# A Transformational Strategic Merger in Virginia

ANCX NASDAQ LISTED

**Complementary Business Fit**

- Combination of two highly complementary, Northern VA franchises
  - ANCX gains presence in affluent Virginia markets; MBRG expands presence in D.C. MSA
- MBRG's strong retail deposit franchise and wealth management complements ANCX's expertise in business banking, C&I lending and mortgage origination
- Highly diversified, well-balanced revenue stream (Banking + Wealth Management + Mortgage)
- MBRG's excess core funding will drive immediate positive financial results to the pro forma company(1)
- Use of common client-facing technology expected to create minimal integration risk

**Experienced Management with Low-Risk Profile**

- Enhanced management combines:
  - ANCX Strengths: Commercial Lending, Treasury Management, and Mortgage Banking
  - MBRG Strengths: Low-cost Core Deposits and Wealth Management
- Low CRE exposure: Pro forma CRE loans-to-total risk-based capital is 157%
- Extensive due diligence process
  - Thorough business, loan review and legal diligence
  - Discussions held over four-month period

(1) Not included in modeling assumptions

# Overview of Merger Partners

ANCX NASDAQ LISTED

## Access National Corporation

- $1.4 billion bank holding company based in Reston, VA
- Business bank serving Washington D.C. MSA
- “Branch-lite” footprint, 5 banking centers, 2 pending
- Strong operating performance history through cycles: 65 profitable quarters out of 67-quarter history; established 1999
- Management and Board well-aligned (~25% ownership); 80% of bank employees are shareholders
- Mortgage banking division contributes approximately 27% to annual pre-tax earnings
- Wealth management practice ($625mm AUMA) established in 2011
- Established track record of C&I-focused loan growth with history of careful credit risk management
- 3Q16 Financial Performance
  - $0.41 per diluted share, up 10.8% over 3Q15
  - 1.34% ROAA, 14.92% ROAE
  - Dividend yield ~ 2.4%

## Middleburg Financial Corporation

- $1.3 billion bank holding company
  - Headquartered in Middleburg, VA (Loudoun County)
- Private banking focus, serving Loudoun, Fairfax, Fauquier, and Prince William counties; Cities of Williamsburg and Richmond
- 12 full-service branches, trust offices in urban centers
- Serves highly affluent growth markets
  - Median 2016 HH income 170% of U.S.
  - 2010-16 population growth 120% of U.S.
- Diversified business lines with an accomplished Trust and Wealth Management business (AUMA $1.9bn)
- Sold Southern Trust Mortgage LLC in 2014
- Low-cost core deposit funding (33 bps), 81% Loan/Deposits
- Strong capital ratios: 9.5% (TCE/TA), 16.1% (Tier 1), 17.3% (RBC), 9.5% (Leverage)
- 2Q16 Financial Performance
  - $0.37 per diluted share, up 16% over 2Q15
  - Dividend yield ~ 1.8%

# Transaction Summary

ANCX NASDAQ LISTED

| | |
|---|---|
| **Transaction Value** | • Aggregate consideration of $233.1 million, or $32.51 per MBRG common share(1)<br>• MBRG employee options cashed out at close<br>• MBRG warrants converted into ANCX warrants at close |
| **Transaction Consideration** | • 100% common stock<br>• 1.3314 ANCX shares for each share of MBRG common stock |
| **Cost Savings** | • Projected pre-tax savings of $11.6 million, realized 75% in 2017 and 100% thereafter<br>• Pre-tax savings of 14.0% of combined expenses, based on estimated 2016 noninterest expense(2) |
| **Credit Mark** | • 2.6% of MBRG's gross loans<br>• Pre-tax gross mark of $22.5 million |
| **Fair Value & Other Adjustments** | • Core deposit intangible of 1.5% ($11.6 million), amortized using sum-of-years over 10 years<br>• Other purchase accounting fair value adjustments total a write-up of $0.9 million<br>• One-time pre-tax transaction expenses of approximately $13.9 million |
| **Closing** | • Targeted closing in early second quarter 2017<br>• MBRG's largest shareholder and Board have agreed to vote in favor of the transaction (over 33.8% of shares)<br>• Subject to regulatory approvals, approval by ANCX and MBRG shareholders, and other customary closing conditions |

(1) Based on 20-day average ANCX closing price of $24.42 as of 10/21/2016
(2) Excluding ANCX noninterest expenses attributable to the mortgage banking segment, cost savings of the combined expense base are approximately 18.0%

# Strong EPS Accretion, IRR & Robust Capital

ANCX NASDAQ LISTED

| Key Transaction Impacts | |
|---|---|
| **ANCX 2017 EPS Accretion** | Greater than 7.5% |
| **ANCX 2018 EPS Accretion** | Greater than 10.0% |
| **IRR** | Greater than 18.0% |
| **Tangible Book Accretion/(Dilution)** | ~ (0.5%) |
| **Tangible Book Payback Period** | Within 1 Quarter |
| **MBRG Dividend Pick-up** | 53.6% |
| **Ownership Split** | ANCX 53.5% / MBRG 46.5% |

| Pro Forma Leadership | |
|---|---|
| **Board Split** | 7 ANCX / 6 MBRG |
| **Chairman** | John Lee (MBRG) |
| **Vice Chairman** | Michael Anzilotti (ANCX) |
| **Chief Executive Officer** | Michael Clarke (ANCX) |
| **Chief Operating Officer** | Jeffrey Culver (MBRG) |
| **Chief Financial Officer** | Meg Taylor (ANCX) |
| **Chief Banking Officer** | Robert Shoemaker (ANCX) |
| **Middleburg Investment Group CEO** | Gary Shook (MBRG) |

| Capital Ratios at Closing | Standalone | Pro Forma |
|---|---|---|
| **TCE / TA** | 8.89% | ~8.70% |
| **Leverage Ratio** | 8.86% | ~8.73% |
| **CET1 Ratio** | 11.05% | ~12.13% |
| **Tier 1 Ratio** | 11.05% | ~12.40% |
| **RBC Ratio** | 12.30% | ~13.14% |

# Comprehensive Due Diligence and Credit Review

ANCX NASDAQ LISTED

**Due Diligence Highlights**

- ✓ Comprehensive reciprocal due diligence process including core systems, legal and credit
- ✓ Both organizations use the same online/ mobile banking platform
- ✓ Use of common customer-facing technology reduces integration risk
- ✓ Comprehensive review of business plans, processes & budgeting
- ✓ In-depth evaluation of personnel at both institutions
- ✓ Utilized legal and tax third-party resources

**Credit Review**

- ✓ Analyzed credit files, underwriting methodology and policy and portfolio management process
- ✓ ANCX's extensive credit review focused on the largest relationships, adversely classified assets and watch list loans; 45% coverage of MBRG's non-government guaranteed portfolio
- ✓ Overseen by ANCX senior credit officers
- ✓ Third-party (Credit Risk Management Analytics) credit review with 51% coverage of MBRG's non-government guaranteed portfolio
- ✓ Individual and pro forma CRE exposure is below thresholds that draw increased regulatory scrutiny

# Pro Forma Deposit & Branch Footprint

ANCX NASDAQ LISTED

- Pro forma entity would have the 5th largest deposit market share among Virginia-based banks with less than $10 billion in assets
- High density deposits per branch fosters efficiency

*($ in Millions)*

**Virginia Deposit Market Share**

| Rank | Institution | No. of Branches | Total Deposits | Deposits/ Branch | Cost of Deposits |
|---|---|---|---|---|---|
| 1 | Union Bkshs Corp | 115 | $6,102 | $53 | 0.28% |
| 2 | TowneBank | 33 | 5,704 | 173 | 0.41 |
| 3 | Carter Bank & Trust | 88 | 3,948 | 45 | 1.08 |
| 4 | Burke & Herbert Bank & Trust | 25 | 2,262 | 90 | 0.25 |
| **5** | **Pro Forma** | **18** | **2,114** | **117** | **0.42** |
| 5 | Xenith Bankshares Inc. | 33 | 2,003 | 61 | 0.61 |
| 6 | First Bancorp Inc. | 21 | 1,164 | 55 | 0.38 |
| 7 | C&F Financial Corp. | 26 | 1,079 | 41 | 0.40 |
| **8** | **Middleburg Financial Corp** | **13** | **1,059** | **81** | **0.33** |
| **9** | **Access National Corp** | **5** | **1,055** | **211** | **0.51** |
| 10 | WashingtonFirst Bankshares Inc | 12 | 1,053 | 88 | 0.61 |
| 11 | National Bankshares Inc. | 26 | 1,022 | 39 | 0.42 |
| 12 | Eastern Virginia Bankshares | 28 | 1,012 | 36 | 0.43 |
| 13 | American National Bankshares | 17 | 900 | 53 | 0.41 |
| 14 | Community Bankers Trust Corp | 17 | 761 | 45 | 0.65 |
| 15 | First Community Bancshares Inc | 25 | 749 | 30 | 0.23 |
| | **Total For Institutions In Market** | **2,454** | **190,026** | | |

**Branch Footprint**



Brunswick
Kabletown
Airmont
Rockville
Sterling
Wheaton
Silver Spring
Atoka
McLean
Washington
Oakton
Fairfax
Burke
Alexandria
Manassas
West Springfield
Warrenton
Woodbridge
Dale City
Jeffersonton
Midland
St Charles
La Plata
Tuckahoe
Richmond
Saluda
Chester
Hopewell
Petersburg
Newport News
King George
Colonial Beach
ANCX (5)
MBRG (13)
ANCX Planned Openings (2)

Source: SNL Financial.

Notes: FDIC branch and deposit information and cost of deposit data as of 6/30/2016.

# Opportunities in Fast Growing, Affluent Markets

ANCX NASDAQ LISTED

**Washington-Arlington-Alexandria, D.C. MSA**

- Combined Offices: 17 ($2.0 billion deposits)[(1)]
- Population: 6.2 million; 5-year projected growth: 5.5%
  - Nationwide average: 3.8%
- Median HH Income: $93,461 (63% above national avg.)
- 2nd highest MSA based on median HH income in the U.S.
- Loudoun County new core market
  - Combined offices: 6 ($853 million deposits)[(2)]
  - Wealthiest county in the country

**Top 10 Counties in the U.S. – Median HH Income**



$120
$100
$80
$60
$40
$20
$0
($000s)
Loudoun, VA
Fairfax, VA
Howard, MD
Hunterdon, NJ
Arlington, VA
Stafford, VA
Putnam, NY
Somerset, NJ
Douglas, CO
Morris, NJ

**Richmond MSA**

- Combined Offices: 2 ($16.8 million deposits)
- Population: 1.3 million; 5-year projected growth: 4.6%
- Median HH Income: $63,921 (11.2% above national avg.)

**Top 10 Counties in Virginia – Projected 5-Yr Pop. Growth**



10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Loudoun, VA
Fredericksburg
Falls Church
Prince William
Alexandria
Arlington
Manassas
Stafford
James City
Charlottesville

Source: U.S. Census. FDIC deposit data as of 6/30/2016
(1) Includes 2 planned ANCX branch openings
(2) Includes operations facility

Access National Corporation

# Well-Diversified Business Model

ANCX NASDAQ LISTED

| | | | | | | |
|---|---|---|---|---|---|---|
| **Traditional Community Banking** | ACCESS NATIONAL BANK<br>The Difference is Access. | + | Middleburg Bank<br>Neighbors You Can Bank On.™ | = | **Engine for Growth** |
| **Diversified Fee Income Sources** | Capital Fiduciary Advisors<br>Access National MORTGAGE | + | Middleburg Trust Company | = | **Stable, Annuitized Revenue** |

# Attractive Fee Revenue Mix

**2Q16 Ann. Pro Forma Total Revenue Composition**

***KEY Drivers:***

- Pro Forma AUMA: ~ $2.5 billion
- Pro Forma Mortgage Origination Volume: ~ $487 million


Pro Forma Interest Revenue 65%
Pro Forma Fee Revenue 35%
Mortgage 23%
Wealth 6%
Service 2%
Other 4%

| **Revenue Sources** | ***2Q16 Ann.*** **($000s)** | **(%)** |
|---|---|---|
| Net Interest Income | $20,730 | 65% |
| Mortgage Banking | 7,276 | 23% |
| Wealth Management | 2,002 | 6% |
| Service Charges | 736 | 2% |
| All Other | 1,267 | 4% |
| **Pro Forma Operating Revenue** | **$32,011** | **100%** |

**14% of Pro Forma Pre-Tax Income**

# Pro Forma Loan and Deposit Composition

ANCX NASDAQ LISTED

## Loans

### ANCX


Other 1%
1-4 Family 26%
Mult-Family 1%
C&D 8%
C&I 26%
CRE - Non-Owner-Occupied 14%
CRE - Owner-Occupied 24%

| | |
|---|---|
| Total Loans: | $943mm |
| Yield on Loans: | 4.77% |

### MBRG


Other 6%
1-4 Family 35%
Mult-Family 2%
C&D 5%
C&I 21%
CRE - Non-Owner-Occupied 14%
CRE - Owner-Occupied 16%

| | |
|---|---|
| Total Loans: | $855mm |
| Yield on Loans: | 4.11% |

### Pro Forma


Other 2%
1-4 Family 31%
Mult-Family 2%
C&D 7%
C&I 24%
CRE - Non-Owner-Occupied 14%
CRE - Owner-Occupied 20%

| | |
|---|---|
| Loans: | $1,798mm |
| Yield on Loans: | 4.46% |

## Deposits

### ANCX


Jumbo CDs, 19%
Retail CDs, 9%
Savings & Money Mkt, 22%
Transaction Accounts, 50%

| | |
|---|---|
| Total Deposits: | $1,045mm |
| Cost of Deposits: | 0.51% |
| Loans/ Deposits | 90% |

### MBRG


Jumbo CDs, 17%
Retail CDs, 8%
Transaction Accounts, 24%
Savings & Money Mkt, 51%

| | |
|---|---|
| Total Deposits: | $1,056mm |
| Cost of Deposits: | 0.33% |
| Loans/ Deposits | 81% |

### Pro Forma


Jumbo CDs, 18%
Retail CDs, 8%
Transaction Accounts, 37%
Savings & Money Mkt, 37%

| | |
|---|---|
| Total Deposits: | $2,101mm |
| Cost of Deposits: | 0.42% |
| Loans/ Deposits | 86% |

Source: SNL Financial. GAAP data as of 6/30/2016
Note: Total Loans excludes Loans HFS

# Low Risk, High Fee Revenue – Unique Peer Group

ANCX NASDAQ LISTED

## CRE / Total Risk-Based Capital for D.C Banks



450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
Median = 352%
129%
157%
180%
229%
335%
369%
383%
389%
439%
MBRG
Pro Forma
ANCX
SASR
WFBI
EGBN
UBSI
CFNL
OLBK

## Pro Forma Total Revenue Composition



Pro Forma Interest Revenue 65%
Pro Forma Fee Revenue 35%
Mortgage 23%
Wealth 6%
Service 2%
Other 4%

## Pro Forma Company Joins High-Performing Peer Group

*($ in millions)*

| Company Name | Ticker | City, State | Total Assets | Market Cap | Fees / Operating Revenue | AUMA / Assets | Price / 2017 EPS | Price / TBV |
|---|---|---|---|---|---|---|---|---|
| Tompkins Financial Corporation | TMP | Ithaca, NY | $5,925 | $1,194 | 27.2% | 0.7x | 18.9x | 2.66x |
| WSFS Financial Corporation | WSFS | Wilmington, DE | 5,834 | 1,064 | 34.2 | 0.2 | 14.4 | 2.04 |
| Community Trust Bancorp, Inc. | CTBI | Pikeville, KY | 3,930 | 658 | 27.7 | 0.3 | 13.7 | 1.49 |
| Washington Trust Bancorp, Inc. | WASH | Westerly, RI | 3,917 | 700 | 36.5 | 0.3 | 15.3 | 2.23 |
| City Holding Company | CHCO | Charleston, WV | 3,807 | 741 | 31.6 | 0.6 | 15.1 | 2.12 |
| Bryn Mawr Bank Corporation | BMTC | Bryn Mawr, PA | 3,090 | 531 | 34.2 | 1.1 | 13.8 | 2.16 |
| Stock Yards Bancorp, Inc. | SYBT | Louisville, KY | 2,910 | 757 | 31.0 | 0.3 | 18.6 | 2.50 |
| Arrow Financial Corporation | AROW | Glens Falls, NY | 2,540 | 432 | 28.1 | 0.8 | 15.4 | 2.15 |
| United Community Financial Corp. | UCFC | Youngstown, OH | 2,160 | 340 | 26.9 | 2.7 | 13.8 | 1.33 |
| **Median** | | | **$3,807** | **$700** | **31.0%** | **0.6x** | **15.1x** | **2.15x** |
| **Pro Forma** | | | **$2,805** | | **35.0%** | **0.9x** | | |

Note: Peer group consists of banks with total assets between $2B and $6B, Fee Revenue / Operating Revenue of 25% or greater, and ROAA 1.0% or greater

# Future Opportunities

ANCX NASDAQ LISTED

***Positions ANCX as the preferred partner for banks in the D.C. MSA and beyond***

- Target characteristics would include:
  - $500 million or more in assets
  - Adequate capital and stable asset quality
  - Stable core funding base
  - Loan portfolio oriented towards commercial lending
- Dislocation in market from out-of-state players provides hiring opportunities for individuals or teams to a strong lending platform
- Inside ownership and shareholder friendliness aligns with downstream and upstream M&A candidates
- Continues to position ANCX as a ***"HAVE"*** in an increasing world of "*Have Nots*"

# Transaction Summary

✓ **Merger of Complementary Business Models**

- Delivers a better-scaled, comprehensive product and services set to Virginia communities
- Positions wealth management and trust business for expansion (pro forma AUMA of approximately $2.5 billion)
- Pro forma size enables deeper penetration of targeted C&I industry segments
- Combination optimizes balance sheet liquidity
- Positions pro forma institution for strong fee income contribution (noninterest income >35% of total operating revenue) to supplement net interest income growth

✓ **Accelerates Long-Term Strategic and Financial Goals**

- Enhanced pro forma EPS accretion and financial return profile
- Capital deployment opportunity with de minimis tangible book value dilution
- Potential for meaningful balance sheet repositioning
- Improved cost efficiencies and core funding

✓ **Low-Risk Integration**

- Combination of teams with longstanding customer relationships
- Intimate familiarity with markets
- Clean balance sheets from conservative underwriting practices and credit mark

# ANCX Ownership Presents Meaningful Upside

ANCX NASDAQ LISTED

***Powerful Growth: ANCX has delivered significantly higher post-crisis total returns to shareholders***



ANCX
403%
+413%
As of
10/21/16
Regional
Peer Group
(10%)
500%
400%
300%
200%
100%
0%
(100%)
Total Return
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

- ✓ 65 consecutive quarters of profitability, 44 consecutive quarters of dividends out of 67-quarter history
- ✓ NASDAQ-traded stock for over a decade
- ✓ Core leadership team has been together since 1990 (ANCX founded 1999)
- ✓ Highly invested shareholders with inside ownership of approximately 25%, pro forma 13%

Source: SNL Financial

Note: Peer group consists of national exchange-traded banks headquartered in VA, MD, and D.C. with total assets between $1B and $5B

# CONTACTS

ANCX NASDAQ LISTED

## Visitors are welcome!

Michael W. Clarke
President and CEO, Access National Corporation
CEO, Access National Bank
mclarke@AccessNationalBank.com

Sheila M. Linton
VP, Corporate Secretary
Investor Relations
slinton@AccessNationalBank.com

Meg M. Taylor, CPA
EVP, CFO
megtaylor@AccessNationalBank.com

1800 Robert Fulton Drive, Reston, Virginia 20191 | 703-871-2100 | AccessNationalBank.com